UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    ----------

                                     FORM 8-K

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 17, 2004

                            GENERAL COMMUNICATION, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Regulation FD Disclosure.

            General Communication, Inc. announced the following:

                 Closing of the private offering of $250 million principal
            amount of 7.25% Senior Notes due February 15, 2014 by GCI, Inc., its wholly owned subsidiary. The net proceeds of the offering will be used to repay GCI, Inc.'s existing $180 million 9.75% Senior Notes due August 1, 2007 and to repay senior bank debt. The private offering increased to $250 million in principal amount from the previously announced $230 million.

                 In connection with the previously announced cash tender offer and consent solicitation by GCI, Inc. for any and all of its $180 million outstanding principal amount of 9.75% Senior Notes due 2007, GCI, Inc. has accepted for payment $114,591,500 principal amount of notes validly tendered. Such notes accepted for payment will receive total consideration of $1,035.00 per $1,000 principal amount, plus accrued and on unpaid interest up to, but not including, February 17, 2004. The offer remains open until March 2, 2004; however, a consent payment of $10.00 per $1,000 principal amount has expired.

                 GCI, Inc. issued a notice of redemption to all the holders of its 9.75% Senior Notes due 2007. The notice calls for redemption of the remaining $65,408,500 principal amount of such notes on March 18, 2004 at a redemption price of $1,032.50 per $1,000 principal amount, plus accrued and unpaid interest up to, but not including, March 18, 2004.

                 Certain proposed amendments to the indenture governing the
            9.75% Senior Notes due 2007 became operative.


                 A copy of the press release is attached as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (a) Financial statements of businesses acquired: None

            (b) Pro forma financial information: None

            (c) Exhibit:

                99.1 Press release dated February 17, 2004

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: February 17, 2004


                                          By /s/ John M. Lowber
                                             -----------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              February 17, 2004.